[LOGO] EQUITABLE                 EQUITABLE ACCUMULATOR(SM)
 Member of the AXA Group         Combination Variable and Fixed Deferred Annuity
                                 Enrollment Form under Group Annuity Contract
                                 No. AC6725 (Non-Qualified), AC6727 (Qualified) and Application for Individual Contract

THE EQUITABLE LIFE ASSURANCE SOCIETY OF
THE UNITED STATES
1290 Avenue of the Americas,
New York, New York 10104                      FOR ASSISTANCE CALL (800) 789-7771
================================================================================

-----------------------------------
1.   TYPE OF CONTRACT               |_| Non-Qualified (NQ)    |_| Rollover IRA   |_| Flexible Premium IRA   |_| Roth Conversion IRA
     SUBJECT TO STATE AVAILABILITY  |_| Flexible Premium Roth IRA          |_| Qualified Plan - Defined Contribution (DC)
----------------------------------- |_| Qualified Plan - Defined Benefit (DB)         |_| ERISA Tax Sheltered Annuity (Rollover TSA)
                                    |_| Non-ERISA Tax Sheltered Annuity (Rollover TSA)

------------------------------------------------------------------------------------
2.   OWNER FOR IRA AND TSA CERTIFICATES/CONTRACTS, OWNER AND ANNUITANT MUST BE THE
     SAME PERSON. PLEASE PRINT
------------------------------------------------------------------------------------
   |_| Individual          |_| Trustee (for an individual)        |_| Custodian*
   |_| Qualified Plan Trustee - DC (Forms No. 127692 and No. 127433 must be completed)
   |_| Qualified Plan Trustee - DB (Forms No. 127691 and No. 127433 must be completed)

| | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
----------------------------------------------------------------------------------
Name (First, Middle, Last)

| | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
----------------------------------------------------------------------------------
Address (Street, City, State, Zip Code)

             /           /                                --            --                |_| Male      |_| Female
--------------------------------------      ----------------------------------------
Date of Birth (Month/Day/Year)              Social Security No./TIN

| | | | | | | | | | | | | | | | | | | | |       | | | | | | | | | | | | | | | | | | |
------------------------------------------   ----------------------------------------
Home Phone Number                            Office Phone Number

* As Custodian under the ________ (state) Uniform Gifts to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA). Please note if issued under UGMA or UTMA, the beneficiary named in section 5 must be the estate of the annuitant.

--------------------------------------------------------------------------------
3.   JOINT OWNER OPTIONAL FOR NQ CERTIFICATES/CONTRACTS. PLEASE PRINT
--------------------------------------------------------------------------------

| | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
----------------------------------------------------------------------------------
Name (First, Middle, Last)

| | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
----------------------------------------------------------------------------------
Address (Street, City, State, Zip Code)

             /           /                                --            --                |_| Male      |_| Female
--------------------------------------      ----------------------------------------
Date of Birth (Month/Day/Year)              Social Security No./TIN

| | | | | | | | | | | | | | | | | | | | |       | | | | | | | | | | | | | | | | | | |
------------------------------------------   ----------------------------------------
Home Phone Number                            Office Phone Number

--------------------------------------------------------------------------------
4.   ANNUITANT IF OTHER THAN OWNER. PLEASE PRINT
--------------------------------------------------------------------------------

| | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
----------------------------------------------------------------------------------
Name (First, Middle, Last)

| | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
----------------------------------------------------------------------------------
Address (Street, City, State, Zip Code)

| | | | | | | | | | | | | | | | | | | | |       | | | | | | | | | | | | | | | | | | |     |_| Male      |_| Female
------------------------------------------   ----------------------------------------
Home Phone Number                            Office Phone Number

| | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
------------------------------------------------------------------
Relationship to Owner

--------------------------------------------------------------------------------
5.   BENEFICIARY(IES) IF MORE THAN ONE - INDICATE %. TOTAL MUST EQUAL 100%. IF
     ADDITIONAL SPACE IS NEEDED USE SECTION 12. PLEASE PRINT
--------------------------------------------------------------------------------
PRIMARY
| | | | | | | | | | | | | | | | | | | | | |       | | | | | | | | | | | | | | | | |       | |
---------------------------------------------     ----------------------------------     ------
Name (First, Middle, Last)                        Relationship to Annuitant                    %

| | | | | | | | | | | | | | | | | | | | | |       | | | | | | | | | | | | | | | | |       | |
---------------------------------------------     ----------------------------------     ------
Name (First, Middle, Last)                        Relationship to Annuitant                    %
CONTINGENT

| | | | | | | | | | | | | | | | | | | | | |       | | | | | | | | | | | | | | | | |       | |
---------------------------------------------     ----------------------------------     ------
Name (First, Middle, Last)                        Relationship to Annuitant                    %

| | | | | | | | | | | | | | | | | | | | | |       | | | | | | | | | | | | | | | | |       | |
---------------------------------------------     ----------------------------------     ------
Name (First, Middle, Last)                        Relationship to Annuitant                    %

-------------------------------------------------------------------------------------------------
REGULAR MAIL:  EQUITABLE ACCUMULATOR,         EXPRESS MAIL:  EQUITABLE ACCUMULATOR,
P.O. Box 13014,                               c/o First Chicago National Processing Center,
Newark, N.J. 07188-0014                       300 Harmon Meadow Boulevard, 3rd Floor, Attn:.Box 13014,
                                              Secaucus, N.J. 07094
No. 126737 (5/99)

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
6.   INITIAL CONTRIBUTION INFORMATION      TOTAL INITIAL CONTRIBUTION: $________
--------------------------------------------------------------------------------

-----------------------------------------------------------------------
7.   METHOD OF PAYMENT  PLEASE REFER TO ENROLLMENT FORM/APPLICATION
     INSTRUCTIONS BEFORE COMPLETING
-----------------------------------------------------------------------
NQ:     |_| Check payable to Equitable Life    |_| Wire       |_| 1035 Exchange
ROLLOVER IRA AND FLEXIBLE PREMIUM IRA:
|_| Direct rollover from qualified plan or TSA |_| Direct transfer from other traditional IRA  |_| Rollover from traditional IRA
     FLEXIBLE PREMIUM IRA ONLY:      |_| Check payable to Equitable Life   |_| Wire
ROTH CONVERSION IRA AND FLEXIBLE PREMIUM ROTH IRA:
|_| Conversion rollover from traditional IRA |_| Direct transfer from other Roth IRA |_| Rollover from Roth IRA
     FLEXIBLE PREMIUM ROTH IRA ONLY: |_| Check payable to Equitable Life    |_| Wire
QUALIFIED PLAN:   |_| Check payable to Equitable Life     |_| Wire
ROLLOVER TSA:  |_| Direct 90-24 transfer from another carrier*   |_| Rollover by check**   |_| Direct rollover from another carrier*

*    If this is an inbound direct transfer or direct rollover, you must also complete the TSA Transfer/Rollover Form (No. 127760).
**   If this is a rollover by check, your signature on this enrollment form/application certifies that this is an eligible rollover distribution from another TSA or 403(b) custodial account.

-------------------------------------------------------------------------------------------------------
8. BASEBUILDER(R) GUARANTEE ELECTION YOU MUST ANSWER A AND B EVEN IF YOU DO NOT
   ELECT BASEBUILDER.  PLEASE REFER TO ENROLLMENT FORM/APPLICATION INSTRUCTIONS BEFORE COMPLETING
------------------------------------------------------------------------------------------------------
A.  Would you like to elect the baseBUILDER which includes a combined Guaranteed Minimum Income Benefit and
    Guaranteed Minimum Death Benefit?          |_| Yes      |_| No
B.  Which Guaranteed Minimum Death Benefit would you like to elect?        |_| 5% Roll Up to Age 80  |_| Annual Ratchet to Age 80
    |_| 5% Roll Up to Age 70 (For Rollover IRA, Flexible Premium IRA, and Rollover TSA, if baseBUILDER is elected for issue ages 20 through 60)

---------------------------------------------------------------------------------------------
9.   SYSTEMATIC WITHDRAWALS (OPTIONAL) NOT AVAILABLE FOR TSA CERTIFICATES/CONTRACTS
     OR IF SPECIAL DOLLAR COST AVERAGING IS ELECTED. FOR IRA CERTIFICATES/CONTRACTS,
     AVAILABLE ONLY IF YOU ARE AGE 59 TO 70 . OTHER WITHDRAWAL OPTIONS ARE AVAILABLE
     FOR IRA AND TSA CERTIFICATES/CONTRACTS.
---------------------------------------------------------------------------------------------

FREQUENCY:      |_| Monthly       |_| Quarterly       |_| Annually     Start Date: ________________ (Month, Day)

AMOUNT OF WITHDRAWAL:  $_______________ or _______________%

WITHHOLDING ELECTION INFORMATION  (Please refer to enrollment form/application instructions before completing)
--------------------------------
A.   |_| I do not want to have Federal income tax withheld. (U.S. residence address and Social Security No./TIN required)
B.   |_| I want to have Federal income tax withheld from each payment.

---------------------------------------------------------------------------
10.  SUCCESSOR OWNER  OPTIONAL FOR NQ CERTIFICATES/CONTRACTS.  AVAILABLE
     ONLY IF THE OWNER AND ANNUITANT ARE DIFFERENT PERSONS.  PLEASE PRINT
---------------------------------------------------------------------------
| | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
----------------------------------------------------------------------------------
Name (First, Middle, Last)

| | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
----------------------------------------------------------------------------------
Address (Street, City, State, Zip Code)

             /           /                                --            --                |_| Male      |_| Female
--------------------------------------      ----------------------------------------
Date of Birth (Month/Day/Year)              Social Security No./TIN

------------------------------------------------
11.  SUITABILITY  A, B, AND C MUST BE COMPLETED
------------------------------------------------
A.  Did you receive the EQUITABLE ACCUMULATOR prospectus?      |_| Yes    |_| No

---------------------------------------------------------       -----------------------------------------------
Date of Prospectus                                              Date(s) of any Supplement(s) to Prospectus

B.   Will any existing life insurance or annuity be (or has it been)
     surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the
     certificate/contract applied for will be issued?     |_| Yes |_| No If Yes, complete the following:

----------------------         -----------------------         --------------------------             ------------------------------
Year Issued                    Type of Plan                    Company                                Certificate/Contract Number


C.  National Association of Securities Dealers, Inc. (NASD) information (as required by the NASD)

-------------------------------------------         -----------------------------
Employer's Name & Address                           Owner's Occupation

---------------------------------                                              -----------------------------
Estimated Annual Family Income                                                 Estimated Net Worth
Investment Objective:     |_| Income   |_| Income & Growth   |_| Growth   |_| Aggressive Growth   |_| Safety of Principal
Is owner or annuitant associated with or employed by a member of the NASD?            |_| Yes   |_| No

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12.  SPECIAL INSTRUCTIONS
----------------------------

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No. 126737 (5/99)                                             ACCUMULATOR page 2

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13.  ALLOCATION AMONG INVESTMENT OPTIONS CHOOSE A, B OR C. ALLOCATION AMOUNTS
     MUST BE IN WHOLE PERCENTAGES. PLEASE REFER TO ENROLLMENT FORM/APPLICATION INSTRUCTIONS BEFORE COMPLETING.
-------------------------------------------------------------------------------

                                              (1) FIXED MATURITY OPTIONS
    =================================         --------------------------
                                         (105) February 15, 2000..           %
    A. |_| SELF-DIRECTED ALLOCATION                               -----------
    Allocate initial contribution        (106) February 15, 2001..           %
    between                                                       -----------
    "(1) Fixed Maturity Options" and     (107) February 15, 2002..           %
    "(2) Variable Investment                                      -----------
    Options."  The total of (1)          (108) February 15, 2003..           %
    and (2) must equal 100%.                                      -----------
    =================================    (109) February 15, 2004..           %
                                                                  -----------
                                         (110) February 15, 2005..           %
    =================================                             -----------
    B. |_| PRINCIPAL ASSURANCE           (111) February 15, 2006..           %
    Under Principal Assurance, an                                 -----------
    amount is allocated to a fixed       (112) February 15, 2007..           %
    maturity option so that its                                   -----------
    maturity value will equal            (113) February 15, 2008..           %
    the initial contribution                                      -----------
    in the year selected.                (114) February 15, 2009..           %
                                                                  -----------
    SELECT MATURITY YEAR:                                                       SUBTOTAL........           %(1)
                                                                                                 ----------
    |_| 2006  |_| 2007  |_| 2008           (2) VARIABLE INVESTMENT OPTIONS
    |_| 2009                               -------------------------------
    Allocate the remaining amount of     (606) Alliance Aggressive Stock.........             %
    the initial contribution only to                                             -------------
    "(2) Variable Investment             (604) Alliance Common Stock.............             %
    Options."                                                                    -------------
    The total percentage must equal      (601) Alliance Conservative Investors...             %
    100%.                                                                        -------------
    =================================    (605) Alliance Global...................             %
                                                                                 -------------
    =================================    (603) Alliance Growth & Income..........             %
                                                                                 -------------
    C. |_| SPECIAL DOLLAR COST           (602) Alliance Growth Investors.........             %
            AVERAGING                                                            -------------
    The initial contribution is          (610) Alliance High Yield...............             %
    allocated to the account                                                     -------------
    for special dollar cost              (608) Alliance Intermediate Gov't.
    averaging and will be credited             Securities........................             %
    with interest at the rate                                                    -------------
    in effect on the transaction         (609) Alliance International............             %
    date.  Thereafter, amounts are                                               -------------
    transferred monthly over a twelve    (607) Alliance Money Market.............             %
    month period from the account for                                            -------------
    special dollar cost averaging to     (612) Alliance Small Cap Growth.........             %
    the variable investment options                                              -------------
    based on the percentages you         (633) EQ/Alliance Premier Growth........             %
    indicate under "(2) Variable                                                 -------------
    Investment Options."  In states      (613) BT Equity 500 Index...............             %
    where the account for special                                                -------------
    dollar cost averaging is             (614) BT International Equity Index.....             %
    currently not available, the                                                 -------------
    initial contribution is allocated    (615) BT Small Company Index............             %
    to the Alliance Money Market                                                 -------------
    option and transferred monthly to    (635) Capital Guardian Research.........             %
    the other variable investment                                                -------------
    options you have selected.           (636) Capital Guardian U.S. Equity......             %
    Do not indicate a percentage                                                 -------------
    for the Alliance Money Market        (626) EQ/Evergreen......................             %
    option. The total percentage                                                 -------------
    must equal 100%.                     (627) EQ/Evergreen Foundation...........             %
    =================================                                            -------------
                                         (619) MFS Emerging Growth Companies.....             %
                                                                                 -------------
                                         (628) MFS Growth with Income............             %
                                                                                 -------------
                                         (618) MFS Research......................             %
                                                                                 -------------
                                         (620) Merrill Lynch Basic Value
                                               Equity............................             %
                                                                                 -------------
                                         (621) Merrill Lynch World Strategy......             %
                                                                                 -------------
                                         (622) Morgan Stanley Emerging
                                               Markets Equity....................             %
                                                                                 -------------
                                         (617) EQ/Putnam Balanced................             %
                                                                                 -------------
                                         (616) EQ/Putnam Growth & Income Value...             %
                                                                                 -------------
                                         (623) T. Rowe Price Equity Income.......             %
                                                                                 -------------
                                         (624) T. Rowe Price International
                                               Stock......................                    %
                                                                                 -------------
                                         (625) Warburg Pincus Small Company
                                               Value.............................             %
                                                                                 -------------
                                                                                SUBTOTAL........         %(2)
                                                                                               ----------
                                                                                 TOTAL........    100%




---------------------------------------------------------------------------------
|_| REBALANCING* Your account value in the variable investment options will be periodically re-adjusted according to the allocation percentages you indicate
above. SELECT REBALANCING FREQUENCY: |_| Quarterly |_| Semi-Annually |_| Annually
*This program may not be elected if you choose special dollar cost averaging.
---------------------------------------------------------------------------------


No. 126737 (5/99)                                             ACCUMULATOR page 3

-----------------------
14. AGREEMENT
-----------------------

All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no agent has the authority to make or modify any certificate/contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the account value attributable to allocations to the variable investment options and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. I understand that my market adjusted amount may increase or decrease in accordance with a market value adjustment until the maturity date. If I have elected baseBUILDER, I understand that (1) the interest rate used for baseBUILDER does not represent a guarantee of my account value or cash value, and (2) if I subsequently exercise the baseBUILDER guaranteed minimum income benefit, it must be in the form of a lifetime income. Equitable Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change in benefits applied for or age at issue must be agreed to in writing on an amendment.

X
----------------------------------------------------------      --------------------------      -------------------------
Proposed Annuitant's Signature                                  Date                            Signed at: City, State

X
----------------------------------------------------------      --------------------------      -------------------------
Proposed Owner's Signature (If other than Annuitant)            Date                            Signed at: City, State

X
----------------------------------------------------------      --------------------------      -------------------------
Proposed Joint Owner's Signature (If other than Annuitant)      Date                            Signed at: City, State


     (OREGON AND VIRGINIA RESIDENTS READ AND SIGN ABOVE, ALL OTHER RESIDENTS
                     READ ABOVE AND BELOW AND SIGN BELOW.)

ARKANSAS/KENTUCKY/NEW MEXICO: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN ENROLLMENT FORM FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE OR MISLEADING FACTS OR INFORMATION TO A CONTRACT OWNER OR CLAIMANT FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE CONTRACT OWNER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE. EQUITABLE LIFE IS A WHOLLY OWNED SUBSIDIARY OF THE EQUITABLE COMPANIES INCORPORATED (EQ). AXA-UAP, AN INSURANCE HOLDING COMPANY, IS EQ'S LARGEST SHAREHOLDER. NEITHER EQ NOR AXA-UAP HAS ANY RESPONSIBILITY FOR THE INSURANCE OBLIGATIONS OF EQUITABLE LIFE.

MAINE:: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES OR A DENIAL OF INSURANCE BENEFITS.

NEW JERSEY: ANY PERSON WHO KNOWINGLY FILES A STATEMENT OF CLAIM
CONTAINING ANY FALSE OR MISLEADING INFORMATION IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

OHIO: ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN ENROLLMENT FORM OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT IS GUILTY OF INSURANCE FRAUD.

ALL OTHER STATES: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY FILES AN ENROLLMENT FORM/APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.

X
----------------------------------------------------------      --------------------------      -------------------------
Proposed Annuitant's Signature                                  Date                            Signed at: City, State

X
----------------------------------------------------------      --------------------------      -------------------------
Proposed Owner's Signature (If other than Annuitant)            Date                            Signed at: City, State

X
----------------------------------------------------------      --------------------------      -------------------------
Proposed Joint Owner's Signature (If other than Annuitant)      Date                            Signed at: City, State


Do you have reason to believe that any existing life insurance or annuity has been (or will be) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the certificate/contract applied for will be issued on the life of the

annuitant? |_| Yes|_| No

Florida License ID No(s).
                          ----------------------------------------


1)
    ----------------------------------------------------------------------------------------------------------
    Agent Signature                                       Print Name & No. of Agent

    ----------------------------------------------------------------------------------------------------------
    Agent Soc. Sec. No.            Phone No./Fax No.                    Agency Code                %

2)
    ----------------------------------------------------------------------------------------------------------
    Agent Signature                                       Print Name & No. of Agent

    ----------------------------------------------------------------------------------------------------------
    Agent Soc. Sec. No.            Phone No./Fax No.                    Agency Code                %



No. 126737 (5/99)                                             ACCUMULATOR page 4